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                                                                   Exhibit 10.6g


                            LEASE MODIFICATION NO. 6


         THIS LEASE MODIFICATION NO. 6 ("Modification No. 6") is made this 19th day of June 1996, by and between J.M.J. PARTNERSHIP ("Landlord") and AMERICAN GLASSMITH, INC., fka HOFFER'S OH HOLDINGS, INC. ("Tenant").


                             BACKGROUND INFORMATION

         A. Landlord and MASCOTECH GLASS, INC., fka AMERICAN GLASSMITH, INC. and THE NEW EDGEHILL CO., INC., were parties to a Lease and Corrective Amendment to Lease Agreement dated November 28, 1990, Lease Modification No. 1 dated October 19, 1992, Lease Modification No. 2 dated June 8, 1993, Lease Modification No. 3 dated January 31, 1995, Lease Modification No. 4 dated March 31, 1995 and Lease Modification No. 5 dated August 31, 1995. The foregoing documents are collectively referred to as the "Lease."

         B. The Lease pertains to real property owned by Landlord at 195 Phillipi Road, Franklin Township, Franklin County, Ohio.

         C. MASCOTECH GLASS, INC. assigned all of its right, title and interest in and to the Lease to Tenant pursuant to ASSIGNMENT AND ASSUMPTION OF LEASE dated March 25, 1996. Said ASSIGNMENT AND ASSUMPTION OF LEASE was consented to by Landlord pursuant to CONSENT AND RELEASE BY LANDLORD dated March 25, 1996.

         D. Landlord and Tenant desire to further modify and amend the Lease.


                            STATEMENT OF MODIFICATION

         1. The existing provisions in the Lease for renewal options shall be terminated and of no further force or effect.

         2. The term of the Lease shall be extended and shall continue for a period of three (3) years, expiring April 30, 1999. During this period of time, annual rental shall be one hundred sixty-eight thousand dollars ($168,000) payable in equal monthly installments of fourteen thousand dollars ($14,000).

         3. Tenant shall have the right to renew the term for one (1) period of three (3) years--beginning May 1, 1999 and expiring April 30, 2002. In order to exercise the renewal option, Tenant must give Landlord written notice on or before April 30, 1998. Otherwise, the option to renew shall lapse and be of no further force or effect.

         4. In the event of renewal, annual rent and monthly installment during the renewal term shall be as follows:

                                                             MONTHLY INSTALLMENT
             RENEWAL YEAR           ANNUAL RENT                OF ANNUAL RENT
             ------------           -----------                --------------
a.                 1                 $172,000                    $14,333.33

b.                 2                 $176,000                    $14,666.67

c.                 3                 $184,000                    $15,333.33

         5. Except as provided herein, all of the terms, provisions and conditions of the Lease, as amended, shall continue in full force and effect.


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SIGNED AND ACKNOWLEDGED                   LANDLORD:
IN THE PRESENCE OF:
                                          J.M.J. PARTNERSHIP

/s/ Nancy S. May
----------------------------------
Nancy S. May
----------------------------------
[PRINT NAME]


/s/ Kristina McConnell
----------------------------------
Kristina McConnell                        By: /s/ Jeff Block
----------------------------------            ----------------------------------
[PRINT NAME]                                      Jeff D. Block, General Partner


                                          TENANT:

                                          AMERICAN GLASSMITH, INC.


----------------------------------

----------------------------------
[PRINT NAME]


/s/ Mark Kochevar
----------------------------------
Marl Kochevar                             By:/s/ Robert C. Kastin
----------------------------------           -----------------------------------
[PRINT NAME]
                                          Its: Vice President
                                               ---------------------------------

STATE OF OHIO                               :
                                            : ss:
COUNTY OF FRANKLIN                          :

         The foregoing instrument was acknowledged before me this 19th day of June, 1996 by Jeff D. Block, general partner, J.M.J. Partnership.

                                          /s/ Kristina McConnell
                                          --------------------------------------
                                          Notary Public


STATE OF MINNESOTA                          :
                                            : ss:
COUNTY OF HENNEPINSS                        :

         The foregoing instrument was acknowledged before me this 10th day of June, 1996 by Robert Kastin, Vice President, American Glassmith, Inc., on behalf of the corporation.

                                          /s/ Marilyn A. Daniels
                                          --------------------------------------
                                          Notary Public


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